Flexible Premium Variable Life Insurance Contract
(Variable Executive Universal Life 2)


Issued by
Midland National Life Insurance Company
(through Midland National Life Separate Account A)

Supplement dated June 15, 2000
to Prospectus dated May 1, 2000

The section in your prospectus labeled as "Contract Loans" should be replaced
with the following new section.   Please refer to the wording and
descriptions given below when you are referencing any items in the prospectus which apply to the "Contract Loans" section.


Contract Loans
You may borrow up to 92% of the cash surrender value using only your contract as security for the loan. If you request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be cancelled. Thus, you will only have one outstanding loan.

A loan taken from, or secured by, a contract may have federal income tax consequences. See "TAX EFFECTS", on page 32.

You may request a loan by contacting our executive office. You should tell us how much of the loan you want taken from your unloaned amount in the General Account or from the Separate Account investment divisions. If you do not tell us how to allocate your loan, the loan will be allocated according to your deduction allocation percentages as described under "How Cash Value Charges Are Allocated" on page 26. If the loan cannot be allocated this way, then we will allocate it in proportion to the unloaned amounts of your cash value in the General Account and each investment division. The amount of the loan allocated to the investment division will be transferred to the General Account by redeeming units from each investment division.

Interest Credited on Contract Loans: The portion of the General Account that is equal to the contract loan will be credited an annual interest rate of 3.5%.

Contract Loan Interest Charged: After the 10th contract year, we will offer preferred loans. Preferred loans are guaranteed to be available for the portion of the loan that is from earnings (the earnings are equal to the cash value less premiums paid). The annual interest rate charged on preferred loans is guaranteed to be 3.5% (which is the same rate we guarantee to credit on preferred loans).

Currently the annual interest rate we charge on non-preferred loans is 5.5%. We guarantee that the rate charged on non-preferred loans will not exceed
8% per year.

Interest is due on each contract anniversary. If you do not pay the interest hen it is due, then it will be added to your outstanding loan and allocated based on the deduction allocation percentages for your cash value. This means we make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If we cannot allocate the interest based on these percentages, then we will allocate it as described above.

Repaying the Loan. You may repay all or part of a contract loan while your contract is in force. While you have a contract loan, we assume that any money you send us is meant to repay the loan. If you wish to have any of these payments serve as premium payments, then you must tell us in writing.

You may choose how you want us to allocate your repayments. If you do not give us instructions, we will allocate your repayments based on your premium allocation percentages.

The Effects Of A Contract Loan on Your Cash Value. A loan against your contract will have a permanent effect on your cash value and benefits, even if the loan is repaid. When you borrow on your contract, we transfer your loan amount into our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether that performance is better or worse than the 3.5% annual interest we credit on the portion of the General Account securing the loan.

Your Contract May Lapse. Your loan may affect the amount of time that your contract remains in force. For example, your contract may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from your cash value. If these deductions are more than the net cash surrender value of your contract, then the contract's lapse provisions may apply. Since the contract permits loans up to 92% of the cash surrender value, loan repayments or additional premium payments may be required to keep the contract in force, especially if you borrow the maximum.